October 31, 2002

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       Oppenheimer
       Quest Opportunity Value Fund(SM)

                                  Annual Report
                                   ----------
                                   Management
                                  Commentaries
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[GRAPHIC]

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"Over the course of the 12-month period, we became increasingly defensive, as we uncovered fewer stocks that met our criteria of free cash flow generation. We invested only where we had strong conviction that company management could generate free cash flow and use it wisely in an environment of slow economic growth."

[LOGO]
OppenheimerFunds(R)
The Right Way to Invest

HIGHLIGHTS

Fund Objective

Oppenheimer Quest Opportunity Value Fund(SM) seeks growth of capital.

Fund Highlight

As of October 31, 2002, Oppenheimer Quest Opportunity Value Fund(SM) Class A shares earned a 4-star Overall Morningstar Rating(TM) for the combined three-, five- and 10-year periods among domestic equity funds.1

    CONTENTS

 1   Letter to Shareholders

 3   An Interview
     with Your Fund's
     Manager

 7   Fund Performance

13   Financial
     Statements

31   Independent
     Auditors' Report

32   Federal Income Tax
     Information

33   Trustees and Officers

Average Annual Total Returns*
          For the 1-Year Period
          Ended 10/31/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -14.60%      -19.51%
---------------------------------
Class B   -15.16       -19.38
---------------------------------
Class C   -15.16       -16.00
---------------------------------
Class N   -14.78       -15.62
---------------------------------
Class Y   -14.34

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

1. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Oppenheimer Quest Opportunity Value Fund was rated against the following numbers of U.S.-domiciled Domestic Equity Funds over the following time period ended 10/31/02: 632 funds in the last three years, 471 funds in the last five years and 159 funds in the last ten years. With respect to these Domestic Equity Funds, Oppenheimer Quest Opportunity Value Fund received a Morningstar Rating of 3 stars, 3 stars and 4 stars for the three-, five- and ten-year periods, respectively. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

Past performance is no guarantee of future results.

For more current information regarding your Fund, please access the OppenheimerFunds website at www.oppenheimerfunds.com where you will find weekly Market Updates, and monthly Fund updates including the most recent list of top holdings.

*See Notes on page 11 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,


In the last 100 years, there have been about 30 bear markets--each one ultimately followed by a recovery. Although markets in 2002 proved to be challenging and extremely volatile, we now find ourselves in a changing economic environment punctuated by moderate growth and the lowest interest rates we've seen in 40 years. At OppenheimerFunds, we continue to believe in the growth, ingenuity, and underlying strength of our economy and the markets for the long haul.

   We also understand that your investments with us may represent retirement, a future home or a college education. We take very seriously the responsibility of helping you work toward your goals. In good markets and in bad, we are committed to providing you with the investment products and services that can help you achieve your financial objectives.

   In recent years, many of us have seen the assets we count on for the future decrease in value, sometimes significantly, making it extremely difficult to stick to long-term investing plans. Yet basic investment principles of asset allocation and diversification are most important precisely at the times when we seem most ready to abandon them. As a valued shareholder, we encourage you to stay the course and focus on your long-term goals.

   Of course that doesn't mean ignoring your portfolio. When the financial markets make major moves, portfolio changes may be necessary to adjust risk, rebalance allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and most importantly, work closely with your financial advisor to ensure that any changes you make fit within your long-term investing plan.

[PHOTO]
John V. Murphy
President
Oppenheimer

Quest Opportunity Value Fund

1                  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

LETTER TO SHAREHOLDERS

   With that said, we also expect the road ahead to present new and unique challenges. It is our belief that adhering to core investment principles can help you reach your goals. The principles of investing aren't exciting or easy. All they are is true. We hope you share the same convictions as we greet the start of the New Year and thank you for your continued faith in OppenheimerFunds, The Right Way to Invest.

Sincerely,




/S/John V. Murphy

John V. Murphy
November 21, 2002


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

2                  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Q
How did Oppenheimer Quest Opportunity Value Fund perform during the twelve months that ended October 31, 2002?

A. The Fund underperformed its peer group of flexible funds. 2 In part, this was due to the wide variety of funds in the group. They range from portfolios comprising mostly bonds, which fared far better than equities this year, to funds that short stocks. The other main factor in the Fund's underperformance was our individual stock selection.

What do you mean when you say "individual stock selection"?

Since November 2001, the stock market has been a tough investment arena, suffering one of the biggest declines in decades, as markets corrected the over-inflated prices of the late 1990s. Added to that was uncertainty about the direction of our economy, our government's ability to handle the threat of terrorism, and the potential impact of a federal budget deficit. Finally, lower stock prices and tighter credit requirements meant that businesses had a more difficult time raising capital to finance future growth.

   Every sector of the S&P 500 Index lost ground during these twelve months, some more than others. We were underweight in the worst-performing areas and overweight in those that showed the most relative strength (i.e., declined the least). But within several sectors, we did not own the best stocks. In fact, in several instances our picks declined so much that they more than offset any advantage created by our sector weightings and the positive returns of our fixed-income investments. The chief individual detractors from Fund performance included WorldCom, Inc., Federal Home Loan Mortgage Corporation (Freddie Mac), McDonald's Corp., and Alcan, Inc. WorldCom admitted to accounting fraud in January 2002 and declared bankruptcy the following May. Freddie Mac's stock price

2. The Fund's returns are compared to the average return of the 287 funds, -10.76%, in the Lipper Flexible Portfolio Fund category for the one-year period ended 10/31/02.


Portfolio Manager
Dick Glasebrook
3                  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

retreated on fears that the company's balance sheet had deteriorated. McDonald's experienced weakness in U.S. sales; and Alcan dealt with fears that poor demand would erode the company's pricing power.

With the stock market declining, how did you adjust the portfolio?

We took a defensive stance. First, we invested only where we had strong conviction that company management could generate free cash flow and use it wisely in an environment of slow economic growth. Second, as the market grew steadily worse and we found that fewer companies met our investment criteria, we let cash levels rise. Over the 12-month period, equity holdings fell from 70% to 69% of total market value of investments, fixed-income holdings rose to roughly 22%, and cash equivalents decreased to 9%.

   For example, in keeping with this defensive mode, we traded the Fund's single Federal National Mortgage Association (FNMA, or Fannie Mae) bond for a Treasury security. The Fund already owned equity shares of FNMA and Freddie Mac, and with both of these mortgage lenders under political and business pressure, we wanted to limit the Fund's overall exposure to them.

Earlier, you mentioned that several stocks posted gains. Which were these?

They included two banking concerns, Wells Fargo Co. and M&T Bank Corp.; and the conglomerate ITT Industries, Inc. Thanks to the current low-interest rate environment, Wells Fargo is riding a wave of high demand for mortgages. They've also been successful in building their consumer business lines. The lesser-known M&T Bank operates in upstate New York and Pennsylvania. Although that is a slow-growth region, management has made it a profitable one by being very selective in their lending practices and has picked up market share throughout the territory.

[SIDEBAR]

"We remain cautious, believing that corporate earnings will not show strong gains in 2003."

4                  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

ITT is also a strong secular-growth story. Conservatively managed, it generates revenues from a wide variety of businesses, ranging from diversified defense electronics to cell phone molded parts to water pumps.

What is your outlook for the Fund?

We believe the economy is expanding, but at such a slow pace that it is unlikely to provide much of a boost to American businesses. In keeping with this viewpoint, we have lowered our expectations for corporate earnings. Furthermore, we believe stocks are still relatively expensive, and do not expect a forceful rebound in the stock market any time soon. Still, we know from decades of experience that, whether the market advances or retreats, there are always opportunities to invest well--from industries under consolidation pressure, to companies shifting their strategies to become more competitive. We continue to believe we can find the best of these growth companies. It is this ongoing commitment that makes Oppenheimer Quest Opportunity Value Fund a part of The Right Way to Invest.

Average Annual Total Returns with Sales Charge
For the Periods Ended 9/30/02 3

Class A
1-Year        5-Year   10-Year
----------------------------------
-23.22%       -1.44%     8.81%
Class B                Since
1-Year         5-Year  Inception
----------------------------------
-23.09%       -1.13%     8.48%
Class C                Since
1-Year         5-Year  Inception
----------------------------------
-19.86%       -0.83%     8.25%
Class N                Since
1-Year         5-Year  Inception
----------------------------------
-19.44%        N/A     -15.42%
Class Y                Since
1-Year         5-Year  Inception
----------------------------------
-18.31%        0.12%     3.69%

3. See Notes on page 11 for further details.

5                  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Top Five Common Stock Industries 5
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Diversified Financials                                  17.5%
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Banks                                                   11.7
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Oil & Gas                                                7.4
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Metals & Mining                                          5.7
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Media                                                    4.1

Top Ten Common Stock Holdings 5
--------------------------------------------------------------------------------
Freddie Mac                                              9.6%
--------------------------------------------------------------------------------
Wells Fargo Co.                                          7.4
--------------------------------------------------------------------------------
Alcan, Inc.                                              4.5
--------------------------------------------------------------------------------
M&T Bank Corp.                                           4.2
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Citigroup, Inc.                                          3.8
--------------------------------------------------------------------------------
ConocoPhillips                                           3.4
--------------------------------------------------------------------------------
McDonald's Corp.                                         3.2
--------------------------------------------------------------------------------
General Motors Corp., Cl. H                              3.2
--------------------------------------------------------------------------------
ChevronTexaco Corp.                                      2.9
--------------------------------------------------------------------------------
Boeing Co.                                               2.7

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.


Portfolio Allocation 4

[PIE CHART]

o Stocks          69.0%
o Bonds           21.8
o Cash
  Equivalents      9.2


4. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on total market value of investments.
5. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on net assets.

6                  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's Discussion of Performance. For the twelve months ended October 31, 2002, Oppenheimer Quest Opportunity Value Fund underperformed the broad stock market and its peer group, as measured by the Standard & Poor's 500 Index and the Lipper Flexible Portfolio Fund Index, respectively. Negative returns for both the Fund and its benchmarks are attributable to weaker corporate earnings, a corporate credibility crisis, and uncertainty associated with the possibility of war with Iraq, all of which affected investor confidence and depressed stock prices. The Fund's relative underperformance was due more to poor results for individual stocks than to its sector focus or asset allocation. While the bond portfolio and a handful of stocks from a variety of industries generated positive total returns, these gains were more than offset by losses in four large positions: WorldCom, Inc., Federal Home Loan Mortgage Corp., McDonald's Corp. and Alcan, Inc. Over the course of the 12-month period, we became increasingly defensive, as we uncovered fewer stocks that met our criteria of free cash flow. As a result, stocks declined to 69% of total market value of investments and cash equivalent levels declined accordingly. The bond portfolio rose from approximately 15% to roughly 22% of total assets. The Fund's holdings, strategies and management are subject to change.

Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2002. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B and Class C shares, performance is measured from inception of those classes on September 1, 1993. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the class on December 16, 1996. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.

   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

7                  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Quest Opportunity Value Fund (Class A)
     S&P 500 Index

[LINE CHART]

                  Value of Investment       S&P 500 Index
Date              In Fund                   Reinvested Monthly
10/31/1992               9,425                   10,000
01/31/1993               9,994                   10,554
04/30/1993              10,103                   10,659
07/31/1993              10,437                   10,931
10/31/1993              10,777                   11,491
01/31/1994              11,214                   11,910
04/30/1994              11,024                   11,225
07/31/1994              11,208                   11,494
10/31/1994              11,683                   11,934
01/31/1995              11,663                   11,973
04/30/1995              13,162                   13,182
07/31/1995              15,057                   14,491
10/31/1995              15,174                   15,086
01/31/1996              16,660                   16,596
04/30/1996              17,419                   17,161
07/31/1996              16,779                   16,890
10/31/1996              18,749                   18,719
01/31/1997              20,538                   20,966
04/30/1997              20,331                   21,472
07/31/1997              23,547                   25,691
10/31/1997              22,998                   24,727
01/31/1998              23,744                   26,606
04/30/1998              26,175                   30,290
07/31/1998              25,127                   30,651
10/31/1998              24,339                   30,170
01/31/1999              25,291                   35,255
04/30/1999              28,139                   36,902
07/31/1999              27,395                   36,843
10/31/1999              28,309                   37,912
01/31/2000              27,361                   38,901
04/30/2000              27,434                   40,636
07/31/2000              26,586                   40,146
10/31/2000              29,106                   40,217
01/31/2001              30,508                   38,550
04/30/2001              30,951                   35,368
07/31/2001              30,806                   34,396
10/31/2001              28,293                   30,207
01/31/2002              28,782                   32,330
04/30/2002              28,279                   30,905
07/31/2002              25,251                   26,274
10/31/2002              24,162                   25,647

Average Annual Total Returns of Class A Shares of the Fund at 10/31/02*
1-Year -19.51%   5-Year -0.20%   10-Year 9.22%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Quest Opportunity Value Fund (Class B)
     S&P 500 Index

[LINE CHART]
                 Value of Investment       S&P 500 Index
Date             In Fund                   Reinvested Monthly
09/01/1993           10,000                    10,000
10/31/1993            9,984                    10,128
01/31/1994           10,376                    10,498
04/30/1994           10,184                     9,894
07/31/1994           10,343                    10,132
10/31/1994           10,766                    10,519
01/31/1995           10,731                    10,553
04/30/1995           12,097                    11,619
07/31/1995           13,818                    12,773
10/31/1995           13,910                    13,297
01/31/1996           15,249                    14,628
04/30/1996           15,927                    15,126
07/31/1996           15,324                    14,887
10/31/1996           17,098                    16,499
01/31/1997           18,707                    18,480
04/30/1997           18,498                    18,926
07/31/1997           21,392                    22,645
10/31/1997           20,868                    21,795
01/31/1998           21,524                    23,451
04/30/1998           23,698                    26,698
07/31/1998           22,715                    27,017
10/31/1998           21,972                    26,593
01/31/1999           22,811                    31,075
04/30/1999           25,348                    32,526
07/31/1999           24,641                    32,475
10/31/1999           25,451                    33,417
01/31/2000           24,599                    34,288
04/30/2000           24,664                    35,818
07/31/2000           23,902                    35,386
10/31/2000           26,167                    35,448
01/31/2001           27,428                    33,979
04/30/2001           27,826                    31,174
07/31/2001           27,696                    30,318
10/31/2001           25,437                    26,625
01/31/2002           25,877                    28,497
04/30/2002           25,424                    27,241
07/31/2002           22,702                    23,158
10/31/2002           21,723                    22,606

Average Annual Total Returns of Class B Shares of the Fund at 10/31/02*
1-Year -19.38%   5-Year 0.12%   Since Inception 8.83%

* See Notes on page 11 for further details.

The performance information for the S&P 500 Index in the graphs begins on 10/31/92 for Class A, 8/31/93 for Class B and Class C, 2/28/01 for Class N and 12/31/96 for Class Y. Past performance cannot guarantee future results. Graphs are not drawn to same scale.

8                  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Quest Opportunity Value Fund (Class C)
     S&P 500 Index

[LINE CHART]
                 Value of Investment      S&P 500 Index
Date             In Fund                  Reinvested Monthly
09/01/1993            10,000                  10,000
10/31/1993             9,984                  10,128
01/31/1994            10,370                  10,498
04/30/1994            10,183                   9,894
07/31/1994            10,343                  10,132
10/31/1994            10,760                  10,519
01/31/1995            10,731                  10,553
04/30/1995            12,091                  11,619
07/31/1995            13,812                  12,773
10/31/1995            13,898                  13,297
01/31/1996            15,235                  14,628
04/30/1996            15,907                  15,126
07/31/1996            15,304                  14,887
10/31/1996            17,079                  16,499
01/31/1997            18,689                  18,480
04/30/1997            18,475                  18,926
07/31/1997            21,368                  22,645
10/31/1997            20,844                  21,795
01/31/1998            21,498                  23,451
04/30/1998            23,671                  26,698
07/31/1998            22,689                  27,017
10/31/1998            21,946                  26,593
01/31/1999            22,782                  31,075
04/30/1999            25,317                  32,526
07/31/1999            24,617                  32,475
10/31/1999            25,402                  33,417
01/31/2000            24,516                  34,288
04/30/2000            24,553                  35,818
07/31/2000            23,764                  35,386
10/31/2000            25,975                  35,448
01/31/2001            27,186                  33,979
04/30/2001            27,539                  31,174
07/31/2001            27,367                  30,318
10/31/2001            25,099                  26,625
01/31/2002            25,494                  28,497
04/30/2002            25,006                  27,241
07/31/2002            22,296                  23,158
10/31/2002            21,296                  22,606

Average Annual Total Returns of Class C Shares of the Fund at 10/31/02*
1-Year -16.00%   5-Year 0.43%   Since Inception 8.60%


Class N Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Quest Opportunity Value Fund (Class N)
     S&P 500 Index

[LINE CHART]
                Value of Investment       S&P 500 Index
Date            In Fund                   Reinvested Monthly
03/01/2001           10,000                   10,000
04/30/2001           10,221                   10,094
07/31/2001           10,170                    9,817
10/31/2001            9,337                    8,621
01/31/2002            9,496                    9,227
04/30/2002            9,326                    8,821
07/31/2002            8,327                    7,499
10/31/2002            7,957                    7,320

Average Annual Total Returns of Class N Shares of the Fund at 10/31/02* 1-Year -15.62% Since Inception -12.81%

9                  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Quest Opportunity Value Fund (Class Y)
     S&P 500 Index

[LINE CHART]
                Value of Investment         S&P 500 Index
Date                 In Fund              Reinvested Monthly
12/16/1996           10,000                     10,000
01/31/1997           10,635                     10,624
04/30/1997           10,531                     10,881
07/31/1997           12,215                     13,019
10/31/1997           11,951                     12,531
01/31/1998           12,353                     13,482
04/30/1998           13,636                     15,349
07/31/1998           13,109                     15,532
10/31/1998           12,713                     15,289
01/31/1999           13,216                     17,866
04/30/1999           14,712                     18,700
07/31/1999           14,343                     18,670
10/31/1999           14,841                     19,212
01/31/2000           14,361                     19,713
04/30/2000           14,408                     20,593
07/31/2000           13,985                     20,344
10/31/2000           15,331                     20,380
01/31/2001           16,080                     19,536
04/30/2001           16,332                     17,923
07/31/2001           16,261                     17,431
10/31/2001           14,951                     15,308
01/31/2002           15,225                     16,383
04/30/2002           14,965                     15,661
07/31/2002           13,377                     13,314
10/31/2002           12,807                     12,997

Average Annual Total Returns of Class Y Shares of the Fund at 10/31/02*
1-Year -14.34%   5-Year 1.39%   Since Inception 4.30%

* See Notes on page 11 for further details.

The performance information for the S&P 500 Index in the graphs begins on 10/31/92 for Class A, 8/31/93 for Class B and Class C, 2/28/01 for class N and 12/31/96 for Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

10                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.

Class A shares of the Fund were first publicly offered on 1/3/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to a maximum annual 0.25% asset-based sales charge. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.

Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

11                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                                                            Financial Statements
                                                                     Pages 13-30

12                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS  October 31, 2002

                                                                 Market Value
                                            Shares                 See Note 1
--------------------------------------------------------------------------------
 Common Stocks--68.0%

 Consumer Discretionary--8.2%
--------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--3.2%
 McDonald's Corp.                        3,750,000             $   67,912,500
--------------------------------------------------------------------------------
 Media--4.1%
 Clear Channel
 Communications,
 Inc. 1                                    500,000                 18,525,000
--------------------------------------------------------------------------------
 General Motors
 Corp., Cl. H 1                          6,836,600                 67,340,510
                                                               -----------------
                                                                   85,865,510
--------------------------------------------------------------------------------
 Multiline Retail--0.9%
 Dollar General Corp.                    1,400,000                 19,544,000
--------------------------------------------------------------------------------
 Consumer Staples--1.4%
--------------------------------------------------------------------------------
 Food & Drug Retailing--1.4%
 CVS Corp.                               1,067,900                 29,612,867
--------------------------------------------------------------------------------
 Energy--7.4%
--------------------------------------------------------------------------------
 Oil & Gas--7.4%
 Anadarko
 Petroleum Corp.                           500,000                 22,270,000
--------------------------------------------------------------------------------
 ChevronTexaco Corp.                       921,074                 62,292,235
--------------------------------------------------------------------------------
 ConocoPhillips                          1,500,000                 72,750,000
                                                               -----------------
                                                                  157,312,235

--------------------------------------------------------------------------------
 Financials--32.8%
--------------------------------------------------------------------------------
 Banks--11.7%
 M&T Bank Corp.                          1,096,500                 89,825,280
--------------------------------------------------------------------------------
 PNC Financial
 Services Group                             63,900                  2,598,174
--------------------------------------------------------------------------------
 Wells Fargo Co.                         3,100,000                156,457,000
                                                               -----------------
                                                                  248,880,454

--------------------------------------------------------------------------------
 Diversified Financials--17.5%
 Citigroup, Inc.                         2,186,333                 80,785,004
--------------------------------------------------------------------------------
 Fannie Mae                                600,000                 40,116,000
--------------------------------------------------------------------------------
 Freddie Mac                             3,300,000                203,214,000
 -------------------------------------------------------------------------------
 Household
 International, Inc.                     1,950,000                 46,332,000
                                                               -----------------
                                                                  370,447,004

                                                                 Market Value
                                            Shares                 See Note 1
--------------------------------------------------------------------------------
 Insurance--3.6%
--------------------------------------------------------------------------------
 John Hancock
 Financial Services, Inc.                  580,000             $   16,994,000
--------------------------------------------------------------------------------
 Travelers Property
 Casualty Corp., Cl. A 1                 2,232,088                 29,798,375
--------------------------------------------------------------------------------
 UnumProvident
 Corp.                                   1,400,000                 28,728,000
                                                               -----------------
                                                                   75,520,375

--------------------------------------------------------------------------------
 Health Care--2.9%
--------------------------------------------------------------------------------
 Biotechnology--1.1%
 Wyeth                                     700,000                 23,450,000
--------------------------------------------------------------------------------
 Pharmaceuticals--1.8%
 Bristol-Myers
 Squibb Co.                                750,000                 18,457,500
--------------------------------------------------------------------------------
 Pharmacia Corp.                           441,700                 18,993,100
                                                               -----------------
                                                                   37,450,600

--------------------------------------------------------------------------------
 Industrials--4.7%
--------------------------------------------------------------------------------
 Aerospace & Defense--2.7%
 Boeing Co.                              1,955,000                 58,161,250
--------------------------------------------------------------------------------
 Machinery--2.0%
 ITT Industries, Inc.                      637,000                 41,392,260
--------------------------------------------------------------------------------
 Information Technology--0.9%
--------------------------------------------------------------------------------
 Computers & Peripherals--0.3%
 EMC Corp. 1                             1,382,500                  7,064,575
--------------------------------------------------------------------------------
 Semiconductor Equipment & Products--0.1%
 Agere Systems,
 Inc., Cl. A 1                           1,455,900                  1,266,633
--------------------------------------------------------------------------------
 Software--0.5%
 Microsoft Corp. 1                         200,000                 10,694,000
--------------------------------------------------------------------------------
 Materials--5.7%
--------------------------------------------------------------------------------
 Metals & Mining--5.7%
 Alcan, Inc.                             3,400,000                 95,710,000
--------------------------------------------------------------------------------
 Alcoa, Inc.                             1,143,700                 25,230,022
                                                               -----------------
                                                                  120,940,022

13                               OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS  Continued

                                                                 Market Value
                                            Shares                 See Note 1
--------------------------------------------------------------------------------
 Telecommunication Services--0.9%
--------------------------------------------------------------------------------
 Diversified Telecommunication Services--0.7%
 Sprint Corp.
 (Fon Group)                             1,200,000             $   14,904,000
--------------------------------------------------------------------------------
 Wireless Telecommunication Services--0.2%
 AT&T Corp. 1                              500,000                  2,875,000
--------------------------------------------------------------------------------
 Utilities--3.1%
--------------------------------------------------------------------------------
 Electric Utilities--2.1%
 Exelon Corp.                              900,000                 45,360,000
--------------------------------------------------------------------------------
 Gas Utilities--1.0%
 NiSource, Inc.                          1,250,000                 20,650,000
                                                               -----------------
 Total Common Stocks
 (Cost $1,360,033,282)                                          1,439,303,285

                                         Principal
                                            Amount
--------------------------------------------------------------------------------
 U.S. Government Obligations--21.5%
 U.S. Treasury Bonds,
 5.375%, 2/15/31                     $  25,000,000                 26,395,525
--------------------------------------------------------------------------------
 U.S. Treasury Nts.,
 5.75%, 11/15/05                       388,000,000                429,179,604
                                                               -----------------
 Total U.S. Government Obligations
 (Cost $453,196,476)                                              455,575,129


                                         Principal               Market Value
                                            Amount                 See Note 1
--------------------------------------------------------------------------------
 Short-Term Notes--9.0%
 American Express
 Credit Corp.:
 2%, 11/7/02                         $  45,000,000             $   44,986,950
 2%, 11/12/02                           25,000,000                 24,986,708
--------------------------------------------------------------------------------
 Federal Home
 Loan Bank,
 1.63%, 11/4/02                         90,000,000                 89,987,775
--------------------------------------------------------------------------------
 General Electric
 Capital Corp.,
 1.75%, 11/1/02                         20,000,000                 20,000,000
--------------------------------------------------------------------------------
 Student Loan
 Marketing
 Assn., 1.72%, 11/1/02                  11,606,000                 11,606,000
                                                               -----------------
 Total Short-Term Notes
 (Cost $191,567,433)                                              191,567,433

--------------------------------------------------------------------------------
 Total Investments, at Value
 (Cost $2,004,797,191)                        98.5%             2,086,445,847
--------------------------------------------------------------------------------
 Other Assets Net of
 Liabilities                                   1.5                 30,738,576
                                             -----------------------------------
 Net Assets                                  100.0%            $2,117,184,423
                                             ===================================


Footnotes to Statement of Investments
1. Non-income producing security.

 See accompanying Notes to Financial Statements.

14                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2002


--------------------------------------------------------------------------------
 Assets

 Investments, at value  (cost $2,004,797,191)--
  see accompanying statement                                    $2,086,445,847
--------------------------------------------------------------------------------
 Cash                                                                  890,257
--------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                   22,054,696
 Interest and dividends                                             12,805,382
 Shares of beneficial interest sold                                  2,371,244
 Other                                                                  94,133
                                                                ----------------
 Total assets                                                    2,124,661,559

--------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Shares of beneficial interest redeemed                              3,195,941
 Investments purchased                                               2,442,192
 Transfer and shareholder servicing agent fees                         503,212
 Distribution and service plan fees                                    446,298
 Shareholder reports                                                   407,100
 Trustees' compensation                                                344,758
 Other                                                                 137,635
                                                                ----------------
 Total liabilities                                                   7,477,136

--------------------------------------------------------------------------------
 Net Assets                                                     $2,117,184,423
                                                                ================

--------------------------------------------------------------------------------
 Composition of Net Assets

 Par value of shares of beneficial interest                     $      809,806
--------------------------------------------------------------------------------
 Additional paid-in capital                                      2,218,868,261
--------------------------------------------------------------------------------
 Undistributed net investment income                                10,122,924
--------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions         (194,265,224)
--------------------------------------------------------------------------------
 Net unrealized appreciation on investments                         81,648,656
                                                                ----------------
 Net Assets                                                     $2,117,184,423
                                                                ================




15                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued


--------------------------------------------------------------------------------
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per
 share (based on net assets of
 $1,181,014,168 and 44,715,132 shares of
 beneficial interest outstanding)                                       $26.41
 Maximum offering price per share (net
 asset value plus sales charge
 of 5.75% of offering price)                                            $28.02
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred
 sales charge) and offering price per share
 (based on net assets of $693,379,838
 and 26,882,045 shares of beneficial interest outstanding)              $25.79
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred
 sales charge) and offering price per share
 (based on net assets of $203,489,658
 and 7,895,268 shares of beneficial interest outstanding)               $25.77
--------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred
 sales charge) and offering price per share
 (based on net assets of $14,843,003
 and 566,242 shares of beneficial interest outstanding)                 $26.21
--------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and
 offering price per share (based on net
 assets of $24,457,756 and 921,872 shares
 of beneficial interest outstanding)                                    $26.53



 See accompanying Notes to Financial Statements.




16                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2002


--------------------------------------------------------------------------------
 Investment Income

 Interest                                                        $  31,073,722
--------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $237,150)           28,976,810
                                                                 ---------------
 Total investment income                                            60,050,532

--------------------------------------------------------------------------------
 Expenses

 Management fees                                                    22,626,612
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                             4,601,675
 Class B                                                             9,828,641
 Class C                                                             2,452,030
 Class N                                                                51,303
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                             3,206,222
 Class B                                                             2,470,004
 Class C                                                               585,046
 Class N                                                                34,800
 Class Y                                                               120,140
--------------------------------------------------------------------------------
 Shareholder reports                                                   688,820
--------------------------------------------------------------------------------
 Trustees' compensation                                                113,890
--------------------------------------------------------------------------------
 Custodian fees and expenses                                            51,486
--------------------------------------------------------------------------------
 Other                                                                 118,713
                                                                 ---------------
 Total expenses                                                     46,949,382
 Less reduction to custodian expenses                                   (1,184)
 Less voluntary waiver of transfer and
 shareholder servicing agent fees--
 Classes A, B, C and N                                                 (17,401)
 Less voluntary waiver of transfer and
 shareholder servicing agent fees-- Class Y                            (32,533)
                                                                 ---------------
 Net expenses                                                       46,898,264

--------------------------------------------------------------------------------
 Net Investment Income                                              13,152,268

--------------------------------------------------------------------------------
 Realized and Unrealized Loss

 Net realized loss on investments                                 (167,047,784)
--------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments             (240,811,400)
                                                                 ---------------
 Net realized and unrealized loss                                 (407,859,184)

--------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations            $(394,706,916)
                                                                 ===============




 See accompanying Notes to Financial Statements.


17                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended October 31,                                        2002                2001
------------------------------------------------------------------------------------------
 Operations

 Net investment income                               $   13,152,268       $   20,933,212
------------------------------------------------------------------------------------------
 Net realized loss                                     (167,047,784)          (5,569,382)
------------------------------------------------------------------------------------------
 Net change in unrealized depreciation                 (240,811,400)        (100,105,976)
                                                     -------------------------------------
 Net decrease in net assets resulting from operations  (394,706,916)         (84,742,146)

------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                (15,901,977)         (20,887,533)
 Class B                                                 (6,149,541)         (13,318,325)
 Class C                                                 (1,540,507)          (2,835,364)
 Class N                                                    (56,109)                  --
 Class Y                                                   (378,333)            (834,807)
------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                         --         (119,859,705)
 Class B                                                         --         (128,333,379)
 Class C                                                         --          (26,426,237)
 Class N                                                         --                   --
 Class Y                                                         --           (3,674,627)

------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                117,293,913          140,063,389
 Class B                                               (314,532,059)         (58,607,213)
 Class C                                                (13,709,069)           8,428,712
 Class N                                                 14,922,973            2,416,386
 Class Y                                                (18,471,746)          13,330,360

------------------------------------------------------------------------------------------
 Net Assets

 Total decrease                                        (633,229,371)        (295,280,489)
------------------------------------------------------------------------------------------
 Beginning of period                                  2,750,413,794        3,045,694,283
                                                     -------------------------------------
 End of period [including undistributed  net
 investment income of $10,122,924 and $20,997,123,
 respectively]                                       $2,117,184,423       $2,750,413,794
                                                     =====================================



 See accompanying Notes to Financial Statements.


18                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS

  Class A     Year Ended October 31                         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                    $ 31.30      $ 36.04      $ 39.96      $ 36.44     $ 35.62
------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .24          .33          .59          .22          .31
 Net realized and unrealized gain (loss)                   (4.74)       (1.19)         .34         5.46         1.72
                                                      ------------------------------------------------------------------
 Total from investment operations                          (4.50)        (.86)         .93         5.68         2.03
------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.39)        (.58)        (.20)        (.31)        (.18)
 Distributions from net realized gain                         --        (3.30)       (4.65)       (1.85)       (1.03)
                                                      ------------------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                              (.39)       (3.88)       (4.85)       (2.16)       (1.21)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $26.41       $31.30       $36.04       $39.96       $36.44
                                                      ==================================================================

------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                       (14.60)%      (2.79)%       2.82%       16.31%        5.83%


------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)             $1,181,014   $1,285,953   $1,325,552   $1,820,497   $2,026,959
------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $1,300,422   $1,348,895   $1,486,116   $1,894,250   $2,070,927
------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                      0.82%        1.01%        1.42%        0.50%        0.85%
 Expenses                                                   1.52%        1.51%        1.53%        1.57%        1.54% 3
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      73%          42%          63%          47%          45%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

19                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS  Continued

  Class B     Year Ended October 31                         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                    $ 30.56      $ 35.25      $ 39.19      $ 35.79      $ 35.05
------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                .03          .15          .32         (.02)         .13
 Net realized and unrealized gain (loss)                   (4.63)       (1.20)         .39         5.41         1.68
                                                        ----------------------------------------------------------------
 Total from investment operations                          (4.60)       (1.05)         .71         5.39         1.81
------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.17)        (.34)          --         (.14)        (.04)
 Distributions from net realized gain                         --        (3.30)       (4.65)       (1.85)       (1.03)
                                                        ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.17)       (3.64)       (4.65)        (1.99)      (1.07)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $25.79       $30.56       $35.25       $39.19       $35.79
                                                        ================================================================

------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                       (15.16)%      (3.40)%       2.23%       15.72%        5.29%


------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)               $693,380   $1,157,671   $1,393,095   $1,969,529   $1,996,142
------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $981,593   $1,326,222   $1,585,561   $1,986,358   $1,976,134
------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                               0.17%        0.42%        0.82%       (0.03)%       0.35%
 Expenses                                                   2.17%        2.11%        2.13%        2.10%        2.04% 3
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      73%          42%          63%          47%          45%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

20                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

  Class C     Year Ended October 31                         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                    $ 30.55      $ 35.24      $ 39.17      $ 35.75      $ 35.01
------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                .05          .14          .35         (.01)         .13
 Net realized and unrealized gain (loss)                   (4.65)       (1.18)         .37         5.40         1.68
                                                        ----------------------------------------------------------------
 Total from investment operations                          (4.60)       (1.04)         .72         5.39         1.81
------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.18)        (.35)          --         (.12)        (.04)
 Distributions from net realized gain                         --        (3.30)       (4.65)       (1.85)       (1.03)
                                                        ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.18)       (3.65)       (4.65)       (1.97)       (1.07)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $25.77       $30.55       $35.24       $39.17       $35.75
                                                        ================================================================

------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                       (15.16)%      (3.37)%       2.26%       15.74%        5.29%


------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)               $203,490     $257,556     $287,103     $428,182     $475,510
------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $245,055     $280,327     $336,213     $448,383     $487,222
------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                               0.18%        0.41%        0.86%       (0.02)%       0.35%
 Expenses                                                   2.16%        2.11%        2.08%        2.08%        2.04% 3
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      73%          42%          63%          47%          45%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

21                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS  Continued

  Class N     Year Ended October 31                                      2002         2001 1
---------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                                 $ 31.26      $ 33.48
---------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                    .49          .03
 Net realized and unrealized loss                                       (5.02)       (2.25)
                                                                      -----------------------
 Total from investment operations                                       (4.53)       (2.22)
---------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                    (.52)          --
 Distributions from net realized gain                                      --           --
                                                                      -----------------------
 Total dividends and/or distributions
 to shareholders                                                         (.52)          --
---------------------------------------------------------------------------------------------
 Net asset value, end of period                                        $26.21       $31.26
                                                                      =======================

---------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                    (14.78)%      (6.63)%


---------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                             $14,843       $2,292
---------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                    $10,295       $  646
---------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                                   0.55%        0.47%
 Expenses                                                                1.76%        1.63%
---------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                   73%          42%



1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

  Class Y           Year Ended October 31                   2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                    $ 31.40      $ 36.21      $ 40.17      $ 36.64      $ 35.77
------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .56          .45          .71          .35          .48
 Net realized and unrealized gain (loss)                   (4.99)       (1.21)         .39         5.48         1.74
                                                        ----------------------------------------------------------------
 Total from investment operations                          (4.43)        (.76)        1.10         5.83         2.22
------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.44)        (.75)        (.41)        (.45)        (.32)
 Distributions from net realized gain                         --        (3.30)       (4.65)       (1.85)       (1.03)
                                                        ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.44)       (4.05)       (5.06)       (2.30)       (1.35)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $26.53       $31.40       $36.21       $40.17       $36.64
                                                        ================================================================

------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                       (14.34)%      (2.48)%       3.30%       16.74%        6.38%


------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                $24,458      $46,942      $39,945      $54,692      $22,843
------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $28,726      $45,797      $43,926      $41,178      $20,347
------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                      1.17%        1.32%        1.87%        0.98%        1.39%
 Expenses                                                   1.34%        1.17%        1.07%        1.14%        1.00% 3
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver
 of transfer agent fees                                     1.23%        1.17%        1.07%        1.14%        1.00%
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      73%          42%          63%          47%          45%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


23                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Quest Opportunity Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.

    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

24                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

    During the fiscal year ended October 31, 2002, the Fund did not utilize any capital loss carryforward.

 As of October 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2009      $ 11,666,725
                              2010       170,810,990
                                        ------------
                              Total     $182,477,715
                                        ============

 -------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2002, the Fund's projected benefit obligations were increased by $50,341 and payments of $8,954 were made to retired trustees, resulting in an accumulated liability of $340,779 as of October 31, 2002.

    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

25                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued

 The tax character of distributions paid during the year ended October 31, 2002 and year ended October 31, 2001 was as follows:

                                           Year Ended        Year Ended
                                     October 31, 2002  October 31, 2001
             ----------------------------------------------------------
             Distributions paid from:
             Ordinary income              $24,026,467      $ 49,233,700
             Long-term capital gain                --       266,936,277
             Return of capital                     --                --
                                          -----------------------------
             Total                        $24,026,467      $316,169,977
                                          =============================

 As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net investment income    $  10,122,924
                 Accumulated net realized loss           (194,265,224)
                 Net unrealized appreciation               81,648,656
                                                        -------------
                 Total                                  $(102,493,644)
                                                        =============

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

26                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                               Year Ended October 31, 2002           Year Ended October 31, 2001 1
                                Shares              Amount           Shares                 Amount
-----------------------------------------------------------------------------------------------------
 Class A
 Sold                       14,738,098       $ 441,197,976        9,112,778          $ 306,084,416
 Dividends and/or
 distributions reinvested      463,238          14,754,127        4,060,629            132,011,185
 Redeemed                  (11,574,654)       (338,658,190)      (8,859,978)          (298,032,212)
                           --------------------------------------------------------------------------
 Net increase                3,626,682       $ 117,293,913        4,313,429          $ 140,063,389
                           ==========================================================================

-----------------------------------------------------------------------------------------------------
 Class B
 Sold                        2,934,475       $  87,327,724        3,130,052          $ 102,546,742
 Dividends and/or
 distributions reinvested      178,950           5,599,347        4,061,616            129,646,793
 Redeemed                  (14,116,397)       (407,459,130)      (8,832,524)          (290,800,748)
                           --------------------------------------------------------------------------
 Net decrease              (11,002,972)      $(314,532,059)      (1,640,856)         $ (58,607,213)
                           ==========================================================================

-----------------------------------------------------------------------------------------------------
 Class C
 Sold                        1,336,866       $  39,503,632        1,015,523          $  33,157,102
 Dividends and/or
 distributions reinvested       43,323           1,354,281          805,511             25,703,865
 Redeemed                   (1,916,590)        (54,566,982)      (1,535,333)           (50,432,255)
                           --------------------------------------------------------------------------
 Net increase (decrease)      (536,401)      $ (13,709,069)         285,701          $   8,428,712
                           ==========================================================================

-----------------------------------------------------------------------------------------------------
 Class N
 Sold                          587,227       $  17,677,458           75,082          $   2,472,335
 Dividends and/or
 distributions reinvested        1,771              56,093               --                     --
 Redeemed                      (96,091)         (2,810,578)          (1,747)               (55,949)
                           --------------------------------------------------------------------------
 Net increase                  492,907       $  14,922,973           73,335          $   2,416,386
                           ==========================================================================

-----------------------------------------------------------------------------------------------------
 Class Y
 Sold                          415,522       $  12,503,449          663,752          $  22,478,978
 Dividends and/or
 distributions reinvested       11,852             378,332          138,666              4,509,433
 Redeemed                   (1,000,613)        (31,353,527)        (410,435)           (13,658,051)
                           --------------------------------------------------------------------------
 Net increase (decrease)      (573,239)      $ (18,471,746)         391,983          $  13,330,360
                           ==========================================================================

1. For the year ended October 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.

27                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2002, were $1,602,432,969 and $1,665,999,581, respectively.

 As of October 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $2,016,584,696 was composed of:

                     Gross unrealized appreciation            $ 280,635,203
                     Gross unrealized depreciation             (210,774,052)
                                                              -------------
                     Net unrealized appreciation              $  69,861,151
                                                              =============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. Effective March 1, 2002 the agreement provides for an annual fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, 0.85% of the next $2.2 billion, 0.75% of the next $1 billion and 0.65% of average annual net assets in excess of $4 billion. Prior to March 1, 2002, the annual advisory fee rate was: 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, 0.85% of the next $3.2 billion, 0.80% of the next $4 billion and 0.75% of average annual net assets in excess of $8 billion.

--------------------------------------------------------------------------------
 Sub-Advisor Fees. The Manager retains OpCap Advisors (the Sub-Advisor) to provide the day-to-day portfolio management of the Fund. For the year ended October 31, 2002, the Manager paid $7,581,970 to the Sub-Advisor for its services to the Fund.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.

    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. Beginning November 1,

28                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

    2002, transfer agent fees for Class Y shares are limited to 0.35% of the Fund's average daily net assets. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.
    The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                   Aggregate          Class A       Concessions        Concessions        Concessions        Concessions
                   Front-End        Front-End        on Class A         on Class B         on Class C         on Class N
               Sales Charges    Sales Charges            Shares             Shares             Shares             Shares
                  on Class A      Retained by       Advanced by        Advanced by        Advanced by        Advanced by
 Year Ended           Shares      Distributor     Distributor 1      Distributor 1      Distributor 1      Distributor 1
--------------------------------------------------------------------------------------------------------------------------
 October 31, 2002   $2,242,946       $604,564          $521,551         $2,313,084           $320,261           $136,828

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                           Class A                     Class B                      Class C                      Class N
                        Contingent                  Contingent                   Contingent                   Contingent
                          Deferred                    Deferred                     Deferred                     Deferred
                     Sales Charges               Sales Charges                Sales Charges                Sales Charges
                       Retained by                 Retained by                  Retained by                  Retained by
 Year Ended            Distributor                 Distributor                  Distributor                  Distributor
--------------------------------------------------------------------------------------------------------------------------
 October 31, 2002          $18,383                  $1,972,164                      $26,211                      $12,689

--------------------------------------------------------------------------------
 Class A Distribution and Service Plan Fees. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan the Fund currently pays an asset-based sales charge to the Distributor at an annual rate equal to 0.15% of average annual net assets representing Class A shares purchased before September 1, 1993 and 0.10% of average annual net assets representing Class A shares purchased on or after that date. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. For the year ended October 31, 2002, payments under the Class A plan totaled $4,601,675, all of which were paid by the Distributor to recipients, and included $195,861 paid to an affiliate of the Manager.

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

29                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
 Distribution fees paid to the Distributor for the year ended October 31, 2002, were as follows:

                                                                                          Distributor's
                                                               Distributor's                  Aggregate
                                                                   Aggregate               Unreimbursed
                                                                Unreimbursed              Expenses as %
                  Total Payments        Amount Retained             Expenses              of Net Assets
                      Under Plan         by Distributor           Under Plan                   of Class
----------------------------------------------------------------------------------------------------------
 Class B Plan         $9,828,641             $7,533,544           $4,754,526                       0.69%
 Class C Plan          2,452,030                294,145            5,795,007                       2.85
 Class N Plan             51,303                 48,539              276,277                       1.86


--------------------------------------------------------------------------------
 5. Bank Borrowings
 The Fund may borrow from a bank for temporary or emergency purposes, provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

    The Fund had no borrowings outstanding during the year ended or at October 31, 2002.

30                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 The Board of Trustees and Shareholders of
 Oppenheimer Quest Opportunity Value Fund:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Opportunity Value Fund, including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 1999, were audited by other auditors whose report dated November 19, 1999, expressed an unqualified opinion on this information.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Opportunity Value Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

 KPMG LLP

 Denver, Colorado
 November 21, 2002

31                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


--------------------------------------------------------------------------------
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

    Dividends of $0.3856, $0.1652, $0.1829, $0.5183 and $0.4405 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 11, 2001, all of which was designated as a "ordinary income" for federal income tax purposes.

    Dividends paid by the Fund during the fiscal year ended October 31, 2002 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

32                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TRUSTEES AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
Name, Position(s) Held          Principal Occupation(s) During Past 5 Years/Other Trusteeships/Directorships Held by Trustee/Number
with Fund, Length of            of Portfolios in Fund Complex Currently Overseen by Trustee
Service and Age

INDEPENDENT                     The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, CO 80112-3924.
TRUSTEES                        Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

Thomas W. Courtney,             Principal of Courtney Associates, Inc. (venture capital firm); former General Partner of Trivest
Chairman of the Board           Venture Fund (private venture capital fund); former President of Investment Counseling Federated
of Trustees (since 1996)        Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of OCC Cash Reserves,
Age: 69                         Inc. and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; Trustee of four funds for Pacific Capital and Tax Free Trust of Arizona. Oversees 10 portfolios in the
                                OppenheimerFunds complex.



Paul Y. Clinton,                Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee
Trustee (since 1996)            of Capital Cash Management Trust, a money-market fund and Narragansett Tax-Free Fund, a tax-exempt
Age: 70                         bond fund; Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust, both of which are open-end investment companies. Formerly: Director, External Affairs, Kravco Corporation, a
                                national real estate owner and property management corporation; President of Essex Management
                                Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership;
                                President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; and Vice President of W.R. Grace & Co. Oversees 10 portfolios in the
                                OppenheimerFunds complex.



Robert G. Galli,                A trustee or director of other Oppenheimer funds. Formerly Vice Chairman (October 1995-December
Trustee (since 1996)            1997) of OppenheimerFunds, Inc., (the Manager). Oversees 41 portfolios in the OppenheimerFunds
Age: 69                         complex.

Lacy B. Herrmann,               Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization
Trustee (since 1996)            and manager, administrator and/or sub-Adviser to the following open-end investment companies, and
Age: 73                         Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust,
                                Aquila-Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash
                                Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured
                                Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of
                                Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila
                                Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila
                                Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors;
                                President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman,
                                President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of
                                Prime Cash Fund and Short Term Asset Reserves; Director of OCC Cash Reserves, Inc., and Trustee of
                                OCC Accumulation Trust, both of which are open-end investment companies; Trustee Emeritus of Brown
                                University. Oversees 10 portfolios in the OppenheimerFunds complex.


33                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TRUSTEES AND OFFICERS  Continued

Brian Wruble,                   Special Limited Partner (since January 1999) of Odyssey Investment Partners, LLC (private equity
Trustee (since 2001)            investment); General Partner (since September 1996) of Odyssey Partners, L.P. (hedge fund in
Age: 59                         distribution since 1/1/97); Board of Governing Trustees (since August 1990) of The Jackson
                                Laboratory (non-profit); Trustee (since May 1992) of Institute for Advanced Study (educational institute); Trustee (since May 2000) of Research Foundation of AIMR (investment research, non-profit); formerly Governor, Jerome Levy Economics Institute of Bard College (economics research)
                                (August 1990-September 2001); Director of Ray & Berendtson, Inc. (executive search firm) (May
                                2000-April 2002). Oversees 10 portfolios in the OppenheimerFunds complex.


------------------------------------------------------------------------------------------------------------------------------------
OFFICERS                        The address of the Officers in the chart below is as follows: for Messrs. Darling, Murphy and Zack,
                                498 Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO
                                80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

O. Leonard Darling,             Vice Chairman and Director (since August 2000), Chief Investment Officer (since June 1999) and
Vice President                  Executive Vice President (since December 1998) of the Manager.; Chairman of the Board and a director
(since 1996)                    (since June 1999) and Senior Managing Director (since December 1998) of HarbourView Asset Management
Age: 59                         Corporation; Chairman of the Board, Senior Managing Director and director (since November 2000) of
                                OFI Institutional Asset Management, Inc.; a director (since July 2001) of Oppenheimer Acquisition
                                Corp.; a director (since March 2000) of OFI Private Investments, Inc.; Trustee (since 1993) of
                                Awhtolia College - Greece; formerly Executive Vice President of the Manager (June 1993 - December
                                1998); and Chief Executive Officer of HarbourView Asset Management Corporation (December 1998 - June
                                1999).

John V. Murphy,                 Chairman, Chief Executive Officer and director (since June 2001) and President (since September
President (since 2001)          2000) of the Manager; President and a director or trustee of other Oppenheimer funds; President and
Age: 53                         a director (since July 2001) of Oppenheimer Acquisition Corp. (the Manager's parent holding company)
                                and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager);
                                Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial
                                Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July
                                2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager: OFI Institutional Asset Management,
                                Inc. and Centennial Asset Management Corporation (since November 2001), HarbourView Asset Management
                                Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001)
                                and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; a director (since
                                November 2001) of Trinity Investment Management Corp. and Tremont Advisers, Inc. (Investment
                                advisory affiliates of the Manager); Executive Vice President (since February 1997) of Massachusetts
                                Mutual Life Insurance Company (the Manager's parent company); a director (since June 1995) of DLB
                                Acquisition Corporation (a holding company that holds the shares of David L. Babson & Company,
                                Inc.); formerly, Chief Operating Officer (September 2000-June 2001) of the Manager; President and
                                trustee (November 1999-November 2001) of MML Series Investment Fund and MassMutual Institutional
                                Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life
                                Insurance Company; President, Chief Executive Officer and director (September 1999-August 2000) of
                                MML Bay State Life Insurance Company; a director (June 1989-June 1998) of Emerald Isle


34                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

John V. Murphy,                 Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 69
Continued                       portfolios in the OppenheimerFunds complex.

Brian W. Wixted,                Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999)
Treasurer, Principal Financial  of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset
and Accounting Officer          Management Corporation, Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings,
(since 1999)                    Inc., OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
Age: 43                         Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset Management, Inc.
                                (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief
                                Financial Officer (since May 2000) of Oppenheimer Trust Company (a trust company subsidiary of the
                                Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                                OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief Operating Officer
                                (March 1995-March 1999), Bankers Trust Company-Mutual Fund Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Robert G. Zack,                 Senior Vice President (since May 1985) and General Counsel (since February 2002) of the Manager;
Secretary                       General Counsel and a director (since November 2001) of OppenheimerFunds Distributor, Inc.; Senior
(since 2001)                    Vice President and General Counsel (since November 2001) of HarbourView Asset Management
Age: 54                         Corporation; Vice President and a director (since November 2000) of Oppenheimer Partnership
                                Holdings, Inc.; Senior Vice President, General Counsel and a director (since November 2001) of
                                Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc.,
                                Oppenheimer Trust Company and OFI Institutional Asset Management, Inc.; General Counsel (since
                                November 2001) of Centennial Asset Management Corporation; a director (since November 2001) of
                                Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director (since November 2001) of
                                OppenheimerFunds International Ltd.; Vice President (since November 2001) of OppenheimerFunds Legacy
                                Program; Secretary (since November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General
                                Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the
                                Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985-November 2001), Shareholder
                                Financial Services, Inc. (November 1989-November 2001); OppenheimerFunds International Ltd. and
                                Oppenheimer Millennium Funds plc (October 1997-November 2001). An officer of 85 portfolios in the
                                OppenheimerFunds complex.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.

35                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

OPPENHEIMER QUEST OPPORTUNITY VALUE FUND(SM)

A Series of Oppenheimer Quest For Value Funds
--------------------------------------------------------------------------------
 Investment Advisor              OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 Sub-Advisor                     OpCap Advisors

--------------------------------------------------------------------------------
 Distributor                     OppenheimerFunds Distributor, Inc.

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 Transfer and Shareholder        OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors            KPMG LLP

--------------------------------------------------------------------------------
 Legal Counsel                   Mayer Brown Rowe and Maw

(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

36                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

OPPENHEIMERFUNDS FAMILY

---------------------------------------------------------------------------------------------------------
 Global Equity          Developing Markets Fund                       Global Fund
                        International Small Company Fund              Quest Global Value Fund
                        Europe Fund                                   Global Growth & Income Fund
                        International Growth Fund
---------------------------------------------------------------------------------------------------------
 Equity                 Stock                                         Stock & Bond
                        Emerging Technologies Fund                    Quest Opportunity Value Fund
                        Emerging Growth Fund                          Total Return Fund
                        Enterprise Fund                               Quest Balanced Value Fund
                        Discovery Fund                                Capital Income Fund
                        Main Street(R) Small Cap Fund                 Multiple Strategies Fund
                        Small Cap Value Fund                          Disciplined Allocation Fund
                        MidCap Fund                                   Convertible Securities Fund
                        Main Street(R) Opportunity Fund               Specialty
                        Growth Fund                                   Real Asset Fund(R)
                        Capital Appreciation Fund                     Gold & Special Minerals Fund
                        Main Street(R) Growth & Income Fund           Tremont Market Neutral Fund, LLC 1
                        Value Fund                                    Tremont Opportunity Fund, LLC 1
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
---------------------------------------------------------------------------------------------------------
 Income                 Taxable                                       Rochester Division
                        International Bond Fund                       California Municipal Fund 3
                        High Yield Fund                               New Jersey Municipal Fund 3
                        Champion Income Fund                          New York Municipal Fund 3
                        Strategic Income Fund                         Municipal Bond Fund
                        Bond Fund                                     Limited Term Municipal Fund 4
                        Senior Floating Rate Fund                     Rochester National Municipals
                        U.S. Government Trust                         Rochester Fund Municipals
                        Limited-Term Government Fund                  Limited Term New York Municipal Fund
                        Capital Preservation Fund 2                   Pennsylvania Municipal Fund 3
---------------------------------------------------------------------------------------------------------
 Select Managers        Stock                                         Stock & Bond
                        Mercury Advisors Focus Growth Fund            QM Active Balanced Fund 2
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund 5
                        Mercury Advisors S&P 500(R) Index Fund 2
---------------------------------------------------------------------------------------------------------
 Money Market 6         Money Market Fund                             Cash Reserves


 1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
 2. Available only through qualified retirement plans.
 3. Available to investors only in certain states.
 4. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on October 31, 2002.
 5. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
 6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

37                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

INFORMATION AND SERVICES

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Representatives also available Mon-Fri 8am-9pm ET
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Ticker Symbols

Class A: QVOPX  Class B: QOPBX  Class C: QOPCX  Class N: QOPNX  Class Y: QOPYX
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RA0236.001.1002  December 30, 2002